FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 11, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649
58-1654960
(State or other         (Commission           (IRS
Employer
jurisdiction of          File Number)
Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA
33607
(Address of principal executive offices)     (Zip
Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On June 11, 2003, the Registrant issued a news release entitled
"CHECKERS DRIVE-IN UPDATES GUIDANCE," and a copy is being filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:  David Koehler
Title:  Vice President and Chief Financial Officer
Dated:  June 11, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1			Press Release, dated June 11,
2003


Exhibit 99.1
CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600, Tampa,
Florida 33607
  *  (813) 283-7000   *   (813) 283-7001

FOR IMMEDIATE RELEASE 	NEWS RELEASE

CONTACT:	David Koehler
       Chief Financial Officer
       Checkers Drive-In Restaurants, Inc.
       813-283-7000


CHECKERS DRIVE-IN UPDATES GUIDANCE

      - Same-Store Sales Trend Stronger Than
Expected


TAMPA, FL - June 11, 2003  - CHECKERS DRIVE-IN
RESTAURANTS, INC.
(CHKR: NASDAQ) announced today that it expects
 earnings per share for the quarter ended
June 16, 2003 to range from $0.26 to $0.28 on a fully diluted basis.

As part of these preliminary results,
the Company also expects to report second quarter
revenues in the range of $45 million to $45.4
 million versus $42.7 million for the comparable
quarter last year.  The second quarter revenue
 increase is primarily due to improved same
stores sales which will likely range from 9% to
10%
 driven by our successful advertising plan and reducing our average drive-thru service time to the customer.

Checkers expects to release final second quarter results on July 10, 2003.

 Keith Sirois, President and Chief Executive
Officer,
 stated, "We are very pleased with our
preliminary results for the second quarter. In my view, it's a byproduct of our ongoing investments in people, technology, and marketing, which converge to deliver a great product at the right price. We look forward to announcing our actual results for the second quarter and addressing the investment community in the coming weeks."

About Checkers Drive-In Restaurants, Inc.
As of March 24, 2003, Checkers Drive-In
Restaurants, Inc.
 and its franchisees own 398
Checkers(R) operating primarily in the
Southeastern
 United States and 380 Rally's(R) operating primarily in the Midwestern United States.
 Checkers is headquartered in Tampa, Florida. For more information about the Company, please visit www.checkers.com.
For more information about the Company, please visit www.checkers.com.

Except for historical information, this
announcement
contains "forward-looking" and Safe Harbor" statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, Section 21E of the
Securities Exchange Act of 1934, as amended
 and the Private Securities Litigation Reform Act of 1995.
These forward-looking and Safe Harbor statements
 reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Factors that can cause actual results to materially differ include, but are not limited to: the uncertainties associated with litigation;
increased
 advertising, promotions and discounting by competitors which may adversely affect sales; the ability of the company and its franchisees to open new restaurants and operate new and existing restaurants profitability; increases in food, labor, utilities, employee benefits and similar costs; economic and political conditions where the company or its franchisees operate; and
new product and concept developments by food industry competitors.
  Further information regarding
factors that could affect the company's financial and other results is included in the company's Forms
10Q and 10K, filed with the Securities and Exchange Commission.